UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 17, 2007

                           Delta Financial Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                       1-12109                11-33336165
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

          1000 Woodbury Road, Suite 200, Woodbury, New York 11797-9003
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 364-8500

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.03 Bankruptcy or Receivership.

On December 17, 2007, the Registrant and its principal operating subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). These subsidiaries include Delta Funding Corporation, Renaissance Mortgage Acceptance Corporation and Renaissance REIT Investment Corporation. The petitions were filed in order to enable the Company to pursue reorganization efforts under Chapter 11 of the U.S. Bankruptcy Code.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Registrant has notified the Nasdaq Global Market of the filing referred to in Item 1.03 above. The Registrant anticipates that its common shares will be delisted from the Nasdaq Global Market, pursuant to Rules 4330(a)(1) and 4450(f) of Nasdaq's listing rules.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DELTA FINANCIAL CORPORATION
                                                 ---------------------------
                                                        (Registrant)

                                                 By: /s/ Marc E. Miller
                                                     ---------------------------
                                                 Name: Marc E. Miller
                                                 Title: Executive Vice President
                                                           and Secretary

Dated: December 17, 2007


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